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                                                                    EXHIBIT 10.9

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT

      THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of March 25, 2004, between Therma-Wave, Inc., a Delaware corporation (the "Company"), and Boris Lipkin ("Executive") and amends that Employment Agreement, entered into as of February 5, 2003, between the Company and Executive (the "Original Agreement") and Amendment No. 1 to the Original Agreement, entered into as of August 21, 2003 between the Company and Executive (together with the Original Agreement, the "Amended Agreement"). All terms used herein but not defined herein shall have the meanings given them in the Amended Agreement.

      WHEREAS, the Company's Board of Directors wishes to amend the Amended Agreement to reward Executive for work well done as the Company's President and Chief Executive Officer.

      THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Clause (iv) of Section 5(h) of the Amended Agreement shall be amended and restated as follows:

      "(iv) after a Change of Control Executive (A) is not subsequently offered a comparable position to that of President and Chief Executive Officer with comparable Base Salary, Bonus and Benefits (a 'Comparable Position') or (B) is offered and accepts a Comparable Position but, within 24 months of the Change of Control, terminates his employment in such Comparable Position for any of the reasons listed in clauses (i)-(iii) or (v) of this
      Section 5(h)."

2. Effect of Amendment. Except as herein expressly amended, all terms, covenants and provisions of the Amended Agreement are and shall remain in full force and effect, and all references therein to the "Agreement" shall henceforth refer to the Amended Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Amended Agreement.

3. Complete Agreement. This Amendment, the Amended Agreement and those documents expressly referred to herein and therein embody the complete agreement and understanding between the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

4. Successors and Assigns. This Amendment is intended to bind and inure to the benefit of and be enforceable by Executive and the Company and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.
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5.    Choice of Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

6. Amendment and Waiver. The provisions of this Amendment or the Amended Agreement may be amended or waived only with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Amendment shall affect the validity, binding effect or enforceability of this Amendment or the Amended Agreement.


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      The undersigned have executed this Amendment No. 2 to Employment Agreement as of March 25, 2004.

                                          THERMA-WAVE, INC.

                                          By: /s/ L. Ray Christie
                                              ---------------------------------
                                          Name:  L. Ray Christie
                                          Title: Senior VP and CFO

                                          /s/ Boris Lipkin
                                          -------------------------------------
                                          Boris Lipkin


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